                    ASSIGNMENT OF LIENS AND AMENDMENT OF
                AMENDED, RESTATED AND CONSOLIDATED MORTGAGE,
                ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT
                           AND FINANCING STATEMENT

         THIS ASSIGNMENT OF LIENS AND AMENDMENT OF AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Assignment and Amendment") is made as of June 14, 1996 among:

The Chase Manhattan Bank, N.A., as agent, a national banking association with an address of 1 Chase Manhattan Plaza, New York, New York 10005 ("Assignor");

The Chase Manhattan Bank, N.A., as agent, a national banking association with an address of 1 Chase Manhattan Plaza, New York, New York 10005 ("Assignee"); and

HS Resources, Inc., a Delaware corporation with an address of One Maritime Plaza, Fifteenth Floor, San Francisco, California 94111 (the "Company").

                                R E C I T A L S

         A. Pursuant to that certain Credit Agreement dated as of July 15, 1994 (as amended the "1994 Credit Agreement") among the Company, Assignor, and the banks party thereto (collectively, the "Banks"), Assignor and the Banks provided a loan facility to the Company up to the aggregate principal amount of $125,000,000, which loan facility was evidenced by notes from the Company to the Banks (collectively, the "1994 Notes").

         B. As partial security for the payment of the 1994 Notes and the performance of all of the other obligations of the Company under the 1994 Credit Agreement, the Company and Energy Minerals Corporation executed and delivered to Assignor those certain mortgages more particularly described on Schedule A attached hereto which were subsequently amended, restated and consolidated by Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of September 1, 1995 (as amended, the "Mortgage").

         C. The Mortgage was duly recorded in the counties as set forth on Schedule A.

         D. The debt under the 1994 Credit Agreement was amended and restated and carried forward pursuant to a Credit Agreement dated as of June 7, 1996 (the "Existing Credit Agreement") among the Company, Assignor and the lenders party thereto (collectively, the "Existing Lenders").

         E. The debt under the Existing Credit Agreement has been assigned to Assignee.

         F. Subject to the exception and reservation unto Assignor of those certain obligations of indemnity and reimbursement described in Section
1.5 below owed by the Company under
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the Existing Credit Agreement and under the Mortgage, Assignee desires that all of Assignor's rights, titles and interests in and to the Mortgage be assigned to Assignee.

         G. Assignor desires to grant, transfer, assign and convey to Assignee the Mortgage.

                                 ASSIGNMENT:

         1.1.    Assignment of Mortgage.

         Assignor, for good and valuable consideration paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, does hereby grant, assign, sell, transfer and convey to Assignee, without recourse, warranty or representation, except as specifically and expressly set forth in Section 1.5 hereof, the Mortgage, to have and to hold unto Assignee and its successors and assigns forever. The interest in the debts and liens being assigned by this Assignment and Amendment shall be referred to herein collectively as the "Assigned Interests".

         1.2.    Representations and Warranties of Assignor.

         Assignor represents and warrants to Assignee that it has the full power, legal capacity and authority to enter into, perform its obligations under and execute this Assignment and Amendment.

         1.3.    Representations and Warranties of Assignee.

         Assignee represents and warrants to Assignor that it has full power, legal capacity and authority to enter into this Assignment and Amendment.

         1.4.    Representations and Warranties of the Company.

         The Company represents and warrants to Assignee and Assignor as follows:

                 (a) It has the full power, legal capacity and authority to enter into and perform its obligations under this Assignment and Amendment.

                 (b) Each of this Assignment and Amendment, the Existing Credit Agreement and the Mortgage to which it is a party constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except insofar as enforcement of terms may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership and other similar laws and judicial decisions of general application relating to or affecting the enforcement of creditors' rights, and by general equitable principles (whether considered in a proceeding at law or in equity).





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                 (c)      It has not assigned its rights or obligations under
         the Existing Credit Agreement or Mortgage.

         1.5.    Reserved Obligations.

         Notwithstanding any other provisions hereof or in any other agreement, the Company shall remain fully liable to Assignor and the Existing Lenders with respect to all its obligations and liabilities regarding indemnification and reimbursement of fees and expenses, including, but not limited to Section
12.03 of the Existing Credit Agreement, and with respect to all payments heretofore or concurrently made by the Company under or pursuant to the Existing Credit Agreement or the Mortgage (collectively, the "Reserved Obligations"), and such Reserved Obligations shall be excepted and reserved by Assignor for itself and the Lenders from the rights, titles and interests assigned by it to Assignee hereunder. The Company hereby affirms its obligations in favor of Assignor and the Existing Lenders under Section 12.03 of the Existing Credit Agreement.

         1.6.    Releases.

         To induce Assignor to sell, and Assignee to purchase, the rights under the Mortgage, except for those rights specifically reserved herein, at the special insistence and request of Assignee and Assignor, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby fully releases and discharges Assignor and the Existing Lenders and their successors and assigns, including but not limited to Assignee, and its officers, directors, employees, representatives, agents and affiliates, from all claims, demands, causes of action, liabilities or other obligations of any kind whatsoever, including, without limitation, offsets, reductions, rebatements or claims of usury, known or unknown, whether now existing or hereafter arising, in connection with the Existing Credit Agreement and the Mortgage. The Company hereby further releases Assignor and the Existing Lenders from any of its obligations and commitments under the Existing Credit Agreement and the Mortgage, if any.

         1.7.    Further Assurances.

         Assignor will promptly, upon reasonable request and at the sole expense of Assignee, execute and deliver all such other documents and take such other action as may be reasonable and necessary to fully effectuate the provisions of this Assignment and Amendment.





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                                 AMENDMENT:

         2.1.    Capitalized Terms.

         All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

         2.2.    Definitions.

                 (a) All references in the Mortgage to "this Mortgage" shall mean the Mortgage as amended hereby and as the same may from time to time be further amended or supplemented.

                 (b) All references in the Mortgage to "Credit Agreement", "Indebtedness" or "Notes" shall be deemed to be references to the "Credit Agreement", "Indebtedness" or "Notes" defined below.

                 (c) All references in the Mortgage to "Bank" and "Banks" shall be deemed to be references to "Lender" and "Lenders", respectively which are or become parties to the Credit Agreement defined below..

         2.3.    Indebtedness Secured.

         Section II of the Mortgage is hereby deleted in its entirety and the following is substituted therefor:

                                     "II

                 This Mortgage is executed and delivered by Mortgagor to secure and enforce the Indebtedness described below:

                 (a) any and all indebtedness, obligations and liabilities incurred by Mortgagor pursuant to the Amended and Restated Credit Agreement dated as of June 14, 1996 (such Credit Agreement as the same may be amended, modified or restated from time to time, the "CREDIT AGREEMENT") among the Company, Assignee and the lenders that are now or hereafter parties to the Credit Agreement ("Lenders"), including without limitation, those certain promissory notes which have been or may be executed by Mortgagor payable to the order of the Lenders and being in the aggregate principal amount of $350,000,000 with final maturity on or before June 14, 2001 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "NOTES").





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                 (b)      payment of and performance of any and all present or
         future obligations of Mortgagor, Orion Acquisition, Inc. and HSR Acquisition, Inc. ("GUARANTORS") according to the terms of any present or future interest rate or currency swap, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Mortgagor or any Guarantor and Mortgagee or any of the Lenders and permitted by the terms of the Credit Agreement.

                 (c) payment of and performance of any and all present or future obligations of Mortgagor and any Guarantor according to the terms of any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between Mortgagor or any Guarantor and Mortgagee or any of the Lenders and permitted by the terms of the Credit Agreement.

                 (d) performance of all letter of credit agreements executed from time to time by Mortgagor under or pursuant to the Credit Agreement and all reimbursement obligations for drawn or undrawn portions under any letter of credit now outstanding or hereafter issued under or pursuant to the Credit Agreement.

                 The term "INDEBTEDNESS" as used herein shall mean and include the Notes and all other indebtedness described, referred to or mentioned in paragraphs (a) through (d), inclusive, of this Section II."

         2.4.    Grant of Mortgaged Property.

         The Company hereby confirms that it has heretofore granted, bargained, sold, assigned, mortgaged, warranted, transferred and conveyed to Assignor, the Mortgaged Property, and the Company further grants, bargains, sells, assigns, mortgages, warrants, transfers and conveys the Mortgaged Property to Assignee for the benefit of the Lenders to secure the payment and performance of the Indebtedness herein described.

         2.5     Assignment of Production.

         The Company hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and conveyed and does hereby absolutely and unconditionally assign, transfer and convey to Assignee for the benefit of the Lenders, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom attributable to the Hydrocarbon Property, and the revenues and proceeds now and hereafter attributable to the





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Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as  "take or pay" payments or settlements.

         2.6.    Priority.

         The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties made in the Mortgage.

                               MISCELLANEOUS:

         3.1.    Taxes, Etc.

         Except to the extent prohibited by applicable law, Assignee agrees to pay or to cause to be paid all governmental assessments, charges or taxes (excluding federal, state or local income taxes), including any stamp or documentary or mortgage registration or other excise or property taxes and any interest or penalties on any such assessments, charges or taxes, at any time payable or ruled to be payable in respect of the execution or delivery of this Assignment and Amendment by reason of any federal, state or local statutory or regulatory provision in force on the date hereof, or in accordance with a specific proposal for the amendment of, or enactment of, any such statutory or regulatory provision published on or before the date hereof which is thereafter enacted in material conformity to the form published and any taxes, levies, imports, assessments or charges imposed in replacement of or in substitution for any of the foregoing and which are substantially similar thereto (collectively, the "Taxes"), and to indemnify, defend and hold Assignor harmless against liability in connection with any such Taxes.

         3.2.    Successors and Assigns.

         This Assignment and Amendment shall be binding upon the parties hereto and their respective successors and assigns.

         3.3.    Counterparts.

         This Assignment and Amendment is being executed in several counterparts. All of such counterparts together shall constitute one and the same instrument.

         3.4.    Governing Law.

         This Assignment and Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.





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         IN WITNESS WHEREOF, the parties have caused this Assignment and
Amendment to be executed by their duly authorized officers effective as of the date first above written.

ASSIGNOR:                              THE CHASE MANHATTAN BANK, N.A.,
                                       AS AGENT



                                       By:
                                          -------------------------------------
                                       Name:   Richard F. Betz
                                       Title:  Vice President

ASSIGNEE:                              THE CHASE MANHATTAN BANK, N.A.,
                                       AS AGENT



                                       By:
                                          -------------------------------------
                                       Name:   Richard F. Betz
                                       Title:  Vice President

ATTEST:                                HS RESOURCES, INC.



By:                                    By:
   ------------------------------         -------------------------------------
Name:    James M. Piccone              Name:    Annette Montoya
Title:   Secretary                     Title:   Vice President





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
STATE OF COLORADO    )
                     )
COUNTY OF DENVER     )

         The foregoing instrument was acknowledged before me on June ___, 1996 by Richard F. Betz, Vice President of The Chase Manhattan Bank, N.A., a national banking association, on behalf of such association.



                                                -------------------------------
                                                Notary Public in and for the
                                                State of Colorado
                                                My Commission expires:
                                                                      ---------




STATE OF COLORADO    )
                     )
COUNTY OF DENVER     )

         The foregoing instrument was acknowledged before me on June ___, 1996 by Annette Montoya, Vice President of HS Resources, Inc., a Delaware corporation, on behalf of such corporation.



                                                -------------------------------
                                                Notary Public in and for the
                                                State of Colorado
                                                My Commission expires:
                                                                      ---------





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